                                                                    EXHIBIT 10.3



                           GENERAL BINDING CORPORATION
               SECOND AMENDMENT TO MULTICURRENCY CREDIT AGREEMENT

         This Second Amendment to Multicurrency Credit Agreement (herein, the "Amendment") is entered into as of May 18, 1998, between General Binding Corporation, a Delaware corporation (the "Company"), each of the Banks party to the Credit Agreement (as such term is defined below), Harris Trust and Savings Bank, as a Bank and in its capacity as agent under the Credit Agreement (the "Administrative Agent") and LaSalle National Bank, The First National Bank of Chicago, The Bank of New York and Credit Agricole Indosuez, each as a Bank and in their respective capacities as Co-Agents under the Credit Agreement.

                             PRELIMINARY STATEMENTS

         A. The Company and the Banks entered into a certain Multicurrency Credit Agreement, dated as of January 13, 1997 (as amended, the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         B. The Company has requested that the Banks consent to the issuance by the Company of certain Subordinated Debt, amend certain covenants, waive certain reporting requirements, add and amend certain definitions and make certain other amendments to the Credit Agreement, and the Banks are willing to do so under the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.       AMENDMENTS.

         Subject to the satisfaction of the conditions precedent set forth in
Section 5 below, the Credit Agreement shall be and hereby is amended as follows:

                  (a) The following definition appearing in Section 8 of the Credit Agreement shall be amended in its entirety and as so amended shall be restated to read as follows:

                  "Change of Control Event" means (a) that at any time Lane Industries, Inc., a Delaware corporation, fails to own and control, either directly or indirectly through one or more of its subsidiaries, a sufficient number of shares of the Company's outstanding Voting Stock to elect a majority of the Board of Directors of the Company or (b) any "Change of Control" (or words of like import), as defined in any agreement or indenture relating to any issue of Subordinated Debt, shall occur, the effect of which is to cause the acceleration of any issue of Subordinated Debt or to enable any holder of Subordinated Debt to cause the Company or any Subsidiary to repurchase, redeem or retire if any Subordinated Debt held by it.

                  (b) The following definitions shall be added to Section 8 of the Credit Agreement in the appropriate alphabetical locations:

                      "1998 Senior Subordinated Debt" means the debt securities
                  to be issued by the Company in an aggregate principal amount not exceeding $250,000,000 and otherwise on the terms or substantially the same terms but in no event more burdensome on the Company in any material respect than the terms contained in the Offering Memorandum dated May 7, 1998 for such debt securities which has previously been forwarded to the Banks; provided, however, that (i) such debt securities shall bear interest prior to maturity or default at a rate per annum not exceeding 12% per annum; and (ii) the proceeds of such debt securities are used in part to repay in full the Company's indebtedness to Lane Industries, Inc. on the Senior Subordinated Note Due 2002 issued by the Company pursuant to that certain Note Purchase Agreement dated as of February 25, 1998.

                  (c) Section 12.1 of the Credit Agreement shall be amended by inserting the following immediately at the end of such Section:

                  If (i) each Guaranty of the 1998 Senior Subordinated Debt by a given Subsidiary is released, (ii) such Subsidiary is not a Material Domestic Subsidiary and was required hereunder to deliver a Subsidiary Guarantee Agreement to the Administrative Agent solely to avoid noncompliance with the provisions added to Sections 12.14 and 12.21 of this Agreement by the Third Amendment hereto and (iii) no Default or Event of Default has occurred and is continuing, then the Banks will release such Subsidiary from its Obligations under such Subsidiary Guarantee Agreement. Each release by the Banks required by this Section of any Subsidiary Guarantee Agreement may be effected by an instrument executed by the Administrative Agent.

                  (d) Sections 12.14 and 12.21 of the Credit Agreement shall be amended by inserting the following immediately at the end of each such
         Section:

                  The foregoing to the contrary notwithstanding, this Section shall not prohibit Guaranties of the 1998 Senior Subordinated Debt by any Subsidiary if and so long as such Subsidiary is obligated on a Subsidiary Guarantee Agreement it has executed and delivered to the Administrative Agent.

                  (e) Section 12 of the Credit Agreement shall be amended by adding thereto a new Section 12.24 which reads as follows:

                  Section 12.24. Subordinated Indebtedness. The Company shall not, and shall not permit any Subsidiary to:

                           (a) make any voluntary prepayment on, or effect any
                  voluntary redemption of, any Subordinated Debt if (i) at the time of or immediately after giving effect to such prepayment or redemption, any Default or Event of Default would occur or be continuing or (ii) the Company shall not have previously provided the Administrative Agent (which will promptly distribute to the Banks) a Compliance Certificate or Certificates establishing to the reasonable satisfaction of the Administrative Agent that based on projections using reasonable assumptions, the Company will be in compliance with Sections 12.15, 12.16, 12.17 and 12.18 hereof on a proforma basis after giving effect to the relevant prepayment or redemption, as the case may be, as of the close of each of the four fiscal quarters of the Company following the date of



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



                  such prepayment or redemption (provided that no such Compliance Certificates need be provided for any such prepayment or redemption in any calendar year unless at the time of such prepayment or redemption, and immediately after giving effect thereto, the aggregate amount of prepayments and redemptions of the Subordinated Debt during such year (excluding those made out of the proceeds of equity securities issued by the Company) would exceed $25,000,000 in such year); or

                           (b) make any other payment on account of any
                  Subordinated Debt which is prohibited under the terms of any instrument or agreement subordinating such indebtedness to the prior payment of any Obligations.

                  (f) Schedule 9.2 of the Credit Agreement shall be amended and as so amended shall be restated to read as set forth on Exhibit A hereto.

SECTION 2.          NEW SUBORDINATED DEBT.

         Effective upon the acceptance hereof by the Required Banks, the 1998 Senior Subordinated Debt shall be deemed Subordinated Debt.

SECTION 3.          WAIVERS.

         The Company has requested that the Banks waive the effect on the Domestic Rate Margin, Eurocurrency Rate Margin and Facility Fee Rate resulting from the Company's failure to deliver the Interim Ibico Certificate within the time period set forth in the definition of "Pricing Date". Upon satisfaction of the conditions precedent set forth in Section 4 hereof, the Banks hereby waive the effect on the Domestic Rate Margin, Eurocurrency Rate Margin and Facility Fee Rate resulting from such late delivery of the Interim Ibico Certificate and agree that such amounts shall each be determined and retroactively effective as if the Interim Ibico Certificate had been timely delivered.

         The Company has also requested that the Banks waive the Company's noncompliance with Sections 12.6(v) and 12.6(vi) of the Credit Agreement resulting from the Company's failure to update Schedule 9.2 of the Credit Agreement by the deadlines set forth in such Sections to reflect the Subsidiaries added to such Schedule by the provisions of Section 1(f) above. Upon satisfaction of the conditions precedent set forth in Section 4 hereof, the Banks hereby waive such noncompliance with such Sections 12.6(v) and 12.6(vi) resulting from such failure to update Schedule 9.2 to reflect such Subsidiaries by the deadlines set forth in such Sections.

         The Company has also requested that the Banks waive the Company's noncompliance with Section 12.1 of the Credit Agreement resulting from the Company's failure to provide the Administrative Agent with a Subsidiary Guarantee Agreement executed by Ibico Inc., an Illinois corporation, by the deadline set forth in such Section. Upon satisfaction of the conditions precedent set forth in Section 4 hereof, the Banks hereby waive such noncompliance with such Section 12.1 resulting from such failure to provide such Subsidiary Guarantee Agreement by the deadline set forth in such Section.

SECTION 4.          CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

                  (a) Each Borrower, each Guarantor and the Required Banks shall have executed and delivered this Amendment.

                  (b) The Administrative Agent shall have received a Subsidiary Guarantee Agreement duly




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




         executed by Ibico Inc. and the other related documentation described in clause (ii) of the second sentence of Section 12.1 of the Credit Agreement.

                   (c) All legal matters with respect to this Amendment and the Subsidiary Guarantee Agreement contemplated hereby have been resolved in a manner reasonably satisfactory to the Administrative Agent.

SECTION 5.            REPRESENTATIONS.

         In order to induce the Banks to execute and deliver this Amendment, the Company hereby represents to each Bank that as of the date hereof, after giving effect to this Amendment, the representations and warranties set forth in
Section 9 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 9.4 shall be deemed to refer to the most recent financial statements of the Company delivered to the Administrative Agent) and the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement.

SECTION 6.            MISCELLANEOUS.

           (a) Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

           (b) By executing this Amendment in the place provided for that purpose below, each Guarantor hereby consents to the Amendment to the Credit Agreement as set forth herein and confirms that its obligations thereunder remain in full force and effect. Each Guarantor further agrees that the consent of such Guarantor to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

           (c) The Company agrees to pay on demand all reasonable costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, as and to the extent provided in Section 17.15 of the Credit Agreement.

           (d) This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.




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


                                           GENERAL BINDING CORPORATION

                                           By: /s/ GOVI C. REDDY
                                               -------------------------
                                           Name: Govi C. Reddy

                                           Title: President



                                           GBC BUSINESS EQUIPMENT, INC.

                                           By: /s/ GOVI C. REDDY
                                               -------------------------
                                           Name: Govi C. Reddy

                                           Title: President


                                           GBC INTERNATIONAL, INC.

                                           By: /s/ GOVI C. REDDY
                                               -------------------------
                                           Name: Govi C. Reddy

                                           Title: President


                                           PRO-TECH ENGINEERING CO., INC.

                                           By: /s/ GOVI C. REDDY
                                               -------------------------
                                           Name: Govi C. Reddy

                                           Title: President


                                           SICKINGER COMPANY

                                           By: /s/ GOVI C. REDDY
                                               -------------------------
                                           Name: Govi C. Reddy

                                           Title: President

                                         U.S. RING BINDER CORP.

                                         By: /s/ GOVI C. REDDY
                                               -------------------------
                                         Name: Govi C. Reddy

                                         Title: President


                                         VELOBIND, INCORPORATED

                                         By: /s/ GOVI C. REDDY
                                               -------------------------
                                         Name: Govi C. Reddy

                                         Title: President


                                         GBC GENERAL BINDING (NEDERLAND)
                                         B.V.

                                         By:  GENERAL BINDING CORPORATION
                                         Its: Attorney-in-Fact

                                              By: /s/ GOVI C. REDDY
                                                  -------------------------
                                              Name: Govi C. Reddy

                                              Title: President


         Accepted and agreed to as of the date and year last above written.

                                         HARRIS TRUST AND SAVINGS BANK, in
                                         its individual capacity as a Bank and
                                         as Administrative Agent

                                         By: /s/ JOSEPH WHITNEY
                                             -------------------------
                                         Name: Joseph Whitney

                                         Title: Vice President



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








                                          LASALLE NATIONAL BANK, in its
                                          individual capacity as a Bank and as
                                          Co-Agent


                                          By: /s/ JAMES M. MINICH:
                                              ----------------------------------
                                          Name: James A. Minich

                                          Title: Vice President


                                          THE FIRST NATIONAL BANK OF CHICAGO,
                                          in its individual capacity as a Bank,
                                          as Co-Syndication Agent and as
                                          Co-Agent


                                          By: /s/ JERRY J. KANE
                                              ----------------------------------
                                          Name: Jerry J. Kane

                                          Title: Senior Vice President


                                          THE BANK OF NEW YORK, in its
                                          individual capacity as a Bank and as
                                          Co-Agent

                                          By: /s/ JOHN C. LAMBERT
                                              ----------------------------------
                                          Name: John C. Lambert

                                          Title: Vice President


                                          CREDIT AGRICOLE INDOSUEZ

                                          By: /s/ DAVID BOUHL AND
                                              ----------------------------------
                                          KATHERINE L. ABBOTT
                                          --------------------------------------
                                          Name: David Bouhl and Katherine L.
                                                 Abbott

                                          Title: First Vice President, Head of
                                          Corporate Banking Chicago; and
                                          First Vice President




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






                                         COMERICA BANK

                                         By: /s/ JEFFREY P. BRADLEY
                                             ---------------------------
                                         Name: Jeffrey P. Bradley

                                         Title: Vice President


                                         BANK OF TOKYO-MITSUBISHI (CHICAGO)


                                         By:  /s/ HAJIME WATANABE
                                            ---------------------------
                                         Name:  Hajime Watanabe

                                         Title: Deputy General Manager


                                         SUNTRUST BANK, ATLANTA


                                         By:  /s/ SHELLEY M. BROWNE
                                             ---------------------------
                                         Name: Shelley M. Browne

                                         Title:  Vice President




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






                                        By: /s/ MARGARET A. JAKETIC
                                            ----------------------------
                                        Name: Margaret A. Jaketic

                                        Title: Vice President

                                        MERCANTILE BANK NATIONAL ASSOCIATION


                                        By: /s/ DAVID F. HIGBEE
                                            ----------------------------
                                        Name: David F. Higbee

                                        Title: Vice President


                                        FIRST UNION NATIONAL BANK (formerly
                                        known as First Union National Bank
                                        of North Carolina)


                                        By: /s/ JORGE GONZALEZ
                                           ----------------------------
                                        Name: Jorge Gonzalez

                                        Title: Senior Vice President


                                        NATIONAL CITY BANK


                                        By: /s/ DIEGO TOBON
                                            ----------------------------
                                        Name: Diego Tobon

                                        Title: Vice President

                                             CREDIT LYONNAIS CHICAGO BRANCH


                                             By: /s/ MARY ANN KLEMM
                                                 ----------------------------
                                             Name: Mary Ann Klemm

                                             Title: Senior Manager, Loan
                                                    Operations

                                             THE BANK OF NOVA SCOTIA


                                             By: /s/ F.C.H. ASHBY
                                                 ----------------------------
                                             Name: F.C.H. Ashby

                                             Title: Senior Manager, Loan
                                                    Operations

                                             SOCIETE GENERALE CHICAGO BRANCH


                                             By:  /s/ JOSEPH A. PHILBIN
                                                 ----------------------------
                                             Name: Joseph A. Philbin


                                             Title: Vice President

                                             THE LONG-TERM CREDIT BANK OF
                                             JAPAN, LTD.


                                             By: /s/ MARK A. THOMPSON
                                                 ----------------------------
                                             Name: Mark A. Thompson

                                             Title: Senior Vice President
                                                       and Team Leader

                                             CIBC, INC.



                                             By: CIBC Oppenheimer Corp.,
                                                 as agent

                                             By: /s/ TIMOTHY DOYLE
                                                 ----------------------------
                                             Name: Timothy Doyle

                                             Title: Managing Director



                                             BANKERS TRUST COMPANY



                                             By: /s/ ROBERT R. TELESCA
                                                 ----------------------------
                                             Name: Robert R. Telesca

                                             Title: Assistant Vice President


                                             THE SANWA BANK, LIMITED, CHICAGO
                                             BRANCH



                                             By: /s/ GORDON R. HOLTBY
                                                 ----------------------------
                                             Name: Gordon R. Holtby

                                             Title: Vice President and Manager

                                   EXHIBIT A
                                  SCHEDULE 9.2
                            LIST OF SUBSIDIARIES(1)

                                                                                   Percent           Jurisdiction of
          Investment                                   Owned By                   Ownership            Organization
          ----------                                   --------                   ---------          ---------------
Allfax UK, Ltd.                              GBC United Kingdom Holdings,             100             United Kingdom
                                             Ltd.

Allfax Paper Products, Ltd.                  GBC United Kingdom Holdings,             100             United Kingdom
                                             Ltd.

Anillos Plasticos de Mexico S.A.             Ibico Inc.                               100                 Mexico

Baker School Specialty Co., Inc.             General Binding Corporation              100             Massachusetts

Compania Papelera Marmo S.V.                 Grupo GBC S.A. de C.V.                 96.44                 Mexico
                                             U.S. RingBinder Corp.                   1.78
                                             GBC International, Inc. VeloBind,       0.89
                                             Incorporated                            0.89

Federbush de Mexico                          GBC Mexicana S.A. de C.V.                100                 Mexico

(2)GBC Australia Pty. Ltd.                   GBC International, Inc.                  100               Australia

GBC Handelsgesellschaft M.b.h.               GBC International, Inc.                  100                Austria



------------------
(1)

(2) Denotes Significant Subsidiary

GBC General Binding (Belgie)                 GBC Nederland B.V.                                    100                 Belgium
N.V.

*GBC Business Equipment Inc.                 General Binding Corporation                           100                 Florida

*GBC Canada, Inc.                            GBC International, Inc.                               100                  Canada

GBC Deutschland GmbH                         General Binding Corporation                           100                 Germany

*GBC/Fordigraph Pty. Ltd.                    GBC Australia Pty. Ltd.                               100                Australia

GBC France S.A.                              GBC Schweiz A.G.                                      100                  France

GBC India Holdings Corp.                     GBC International, Inc.                               100                  Nevada

GBC International Export Sales               GBC International, Inc.                               100                 Barbados
Corp.

*GBC International, Inc.                     GBC Business Equipment Inc.                           100                  Nevada

GBC International Services                   GBC International, Inc. General                       99                  Belgium
S.P.R.L.                                     Binding Corporation                                    1

*GBC Japan K.K.                              GBC International, Inc.                               100                  Japan

GBC Metals Corp.                             General Binding Corporation                           100                  Nevada

GBC Mexicana S.A. de C.V.                    Grupo GBC S.A. de C.V.                               96.44                 Mexico
                                             U.S. RingBinder Corp.                                1.78
                                             GBC International, Inc. VeloBind,                    0.89
                                             Incorporated                                         0.89

*GBC Nederland B.V.                          GBC International, Inc.                               100                 Holland

GBC New Zealand Ltd.                         GBC Australia Pty. Ltd.                               100               New Zealand

GBC Poland                                   GBC International, Inc. General                      98.75                 Poland
                                             Binding Italia S.p.A.                                1.25

GBC Sales & Services                         GBC International, Inc.                               100                  Canada

GBC Schweiz A.G.                             GBC International, Inc.                               100               Switzerland

GBC Services PTY Ltd.                        GBC Australia PTY Ltd.                                100                Australia

GBC Singapore Pte. Ltd.                      GBC International, Inc.                               100                Singapore

*GBC United Kingdom Holdings,                GBC International, Inc. General                      99.9              United Kingdom
Ltd.                                         Binding Corporation                                   0.1

*GBC United Kingdom, Ltd.                    GBC United Kingdom Holdings,                          100              United Kingdom
                                             Ltd.

*General Binding Italia S.p.A.               GBC International, Inc.                               100                  Italy

Grupo GBC S.A. de C.V.                       General Binding Corporation                         38.455                 Mexico
                                             GBC International, Inc.                             20.517
                                             U.S. RingBinder Corp.                               20.517
                                             VeloBind, Incorporated                              20.511

Ibico AG                                     GBC International, Inc.                               100               Switzerland

Ibico Benelux B.V.                           Ibico GmbH                                            100               Netherlands

Ibico Canada Inc.                            Ibico Inc.                                            100                  Canada

Ibico Chile S.A.                             Ibico GmbH                                            100                  Chile

Ibico Deutschland GmbH                       Ibico GmbH                                            100                 Germany

Ibico France S.A.                            Ibico GmbH                                            100                  France

*Ibico GmbH                                  GBC International, Inc.                               100               Switzerland

Ibico Holdings Singapore Pte.                Ibico GmbH                                            100                Singapore
Ltd.

Ibico Iberia, S.A.                           Ibico GmbH                                            100                  Spain

*Ibico Inc.                                  Ibico GmbH                                            100                 Illinois

Ibico Italia S.r.l.                          Ibico GmbH                                            100                  Italy

Ibico Limited                                Ibico GmbH                                            100              United Kingdom

Ibico Portguesa Lda.                         Ibico GmbH                                            100                 Portugal

Ibico Scandinavia AB                         Ibico GmbH                                            100                  Sweden

Ibico Singapore Pte. Ltd.                    Ibico Holdings Singapore Pte.                         100                Singapore
                                             Ltd.

Inter Binding GmbH                           Ibico GmbH                                            100                 Germany

Mirabeau Contract Sales, Ltd.                GBC United Kingdom Holdings,                          100              United Kingdom
                                             Ltd.

PBB&R S.A de C.V.                            GBC International, Inc.                               97                   Mexico
                                             U.S. RingBinder Corp. VeloBind,                        2
                                             Incorporated                                           1

Printing Wire Supplies Limited               GBC International, Inc.                               100                 Ireland

*Pro-Tech Engineering Co., Inc.
                                             General Binding Corporation                           100                Wisconsin

*Sickinger Company                           General Binding Corporation                           100                 Michigan

*U.S. RingBinder Corp.                       General Binding Corporation                           100              Massachusetts

*VeloBind, Incorporated                      General Binding Corporation                           100                 Delaware